JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 29, 2015

to the Prospectuses and Summary Prospectuses

dated November 1, 2014, as supplemented

Effective July 1, 2015, the portfolio managers’ information for each Fund in the section titled “Management” in each Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Eduardo Raz-Guzman	2015	Executive Director
Jeffrey Gaffney	2015	Executive Director

In addition, the section of the Funds’ prospectuses titled “The Funds’ Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

The senior portfolio management team consists of Eduardo Raz-Guzman, Executive Director and Jeffrey Gaffney, Executive Director.

The portfolio managers are responsible for the day-to-day management of the Funds. Mr. Raz-Guzman and Mr. Gaffney, in conjunction with the Global and U.S. Wealth Management Investment Committees, will be responsible for the asset allocation and portfolio construction of the Funds. Mr. Raz-Guzman and Mr. Gaffney determine the underlying investment strategies used for each of the Funds.

Mr. Raz-Guzman is an Executive Director and Investment Strategist for J.P. Morgan Private Bank, where he focuses on Latin America Wealth Management. Prior to joining J.P. Morgan in 2010, he was a Senior Fixed Income Portfolio Manager at ING Investment Management. Mr. Raz-Guzman holds a B.A. from Instituto Tecnológico Autónomo de México and a Master of Business Administration from the University of Virginia.

Mr. Gaffney is an Executive Director on the U.S. Portfolio Construction Team for J.P. Morgan Private Bank. He joined J.P. Morgan in 2008 and has been a contributing member of the Portfolio Construction Team since 2010. Mr. Gaffney earned a Bachelor of Science in Engineering from Princeton University in Operations Research and Financial Engineering, and a Master of Business Administration from Yale University with an emphasis in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

SUP-ACCESS-615